Ivy Funds

Supplement dated January 25, 2017 to the

Ivy Funds Prospectus

dated July 29, 2016

as supplemented September 30, 2016, October 13, 2016, December 29, 2016 and January 12, 2017

Effective March 3, 2017, the Prospectus is amended to reflect that the name Ivy Small Cap Value Fund is changed to Ivy Small Cap Core Fund.

Effective March 3, 2017, the following replaces the “Principal Investment Strategies” section for Ivy Small Cap Value Fund on page 38:

Principal Investment Strategies

Ivy Small Cap Core Fund seeks to achieve its objective by investing primarily in various types of equity securities of small-capitalization companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested, at the time of purchase, in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Index at the time of acquisition. As of June 30, 2016, this range of market capitalizations was between approximately $55.51 million and $4.29 billion.

The Fund seeks to invest in small-capitalization companies that IICO believes are undervalued relative to their potential for capital appreciation. To identify securities for the Fund, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. IICO primarily determines the estimated value of companies based on a review of cash flow generation, normalized earnings power and/or underlying asset values, but IICO also considers other valuation factors, such as price to earnings and price to book value. The Fund emphasizes investment in companies that IICO believes have identifiable catalysts that will help them achieve their estimated potential values. In addition, IICO attempts to diversify the Fund’s holdings among sectors, as well as among growth and value companies, in an effort to manage risk and to limit excess volatility. The Fund typically holds a limited number of stocks (generally 40 to 60).

IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price relative to its estimated potential value, its fundamental factors have changed or IICO has changed its estimated value due to business performance that is below IICO’s expectations. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Effective March 3, 2017, the following is inserted immediately following the “Principal Investment Risks — Company Risk” section for Ivy Small Cap Value Fund on page 38:

∎	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Effective March 3, 2017, the “Principal Investment Risks — Initial Public Offering Risk” section for Ivy Small Cap Value Fund on page 38 is deleted in its entirety.

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy Emerging Markets Equity Fund on page 95:

Portfolio Managers

Jonas Krumplys, Senior Vice President of IICO, has managed the Fund since March 2014, and Adi Kapoor, Vice President of IICO, has managed the Fund since January 2017.

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy International Core Equity Fund on page 122:

Portfolio Managers

John C. Maxwell, Senior Vice President of IICO, has managed the Fund since February 2006, and Catherine Murray, Vice President of IICO, has managed the Fund since January 2017.

Effective March 3, 2017, the following replaces the first five paragraphs of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Small Cap Value Fund” section on pages 183-184:

Ivy Small Cap Core Fund: The Fund seeks to achieve its objective to provide capital appreciation by investing primarily in various types of equity securities of small-capitalization U.S. and, to a lesser extent, foreign companies, that IICO believes offer the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small-capitalization companies. There is no guarantee, however, that the Fund will achieve its objective.

For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Index at the time of acquisition. As of June 30, 2016, this range of market capitalizations was between approximately $55.51 million and $4.29 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Fund also may

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invest a lesser portion of its assets in securities of mid- and large-capitalization companies (that is, companies with market capitalizations larger than that defined above).

In selecting securities for the Fund, IICO has the ability to invest in growth or value companies, or both, and primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. In selecting stocks and other equity securities, IICO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small-capitalization universe. IICO primarily focuses on equity securities it believes are underappreciated and are trading at a discount to their future potential value. Underappreciated securities are securities that IICO believes are undervalued relative to a company’s future potential opportunity. In assessing investment opportunities, IICO considers many factors such as cash flow generation and a variety of relative metrics such as a company’s ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position.

In selecting securities, IICO also seeks companies with a significant difference between a company’s current market price and its potential market price as estimated by IICO and further considers a company’s industry structure, growth opportunities, management effectiveness, financial leverage, capital discipline, competitive position, product offering, industry cycles and economic variables.

The Fund typically holds a limited number of stocks (generally 40 to 60), some of which may be offered in IPOs.

Effective March 3, 2017, the following bullet point is inserted as a new bullet point immediately following the “Company Risk” bullet point of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Small Cap Value Fund — Principal Risks” section on page 184 and deleted from the “Non-Principal Risks” section on page 184:

∎	Growth Stock Risk

Effective March 3, 2017, the following bullet point is inserted as a new bullet point immediately preceding the “Investment Company Securities Risk” bullet point of the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Small Small Cap Value Fund — Non-Principal Risks” section and deleted from the “Principal Risks” section on page 184:

∎	Initial Public Offering Risk

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Emerging Markets Equity Fund” section on page 231:

Jonas Krumplys and Adi Kapoor are primarily responsible for the day-to-day portfolio management of Ivy Emerging Markets Equity Fund.

Effective immediately, the following is inserted as a new paragraph immediately following the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Emerging Markets Equity Fund” section on page 231:

Mr. Kapoor has held his Fund responsibilities for Ivy Emerging Markets Equity Fund since January 2017. He is Vice President of IICO and Vice President of the Trust. Mr. Kapoor joined Waddell & Reed in 2008 as an equity investment analyst. He has served as Assistant Vice President and assistant portfolio manager for other investment companies managed by IICO since 2013. He earned a Bachelor of Technology in Production and Industrial Engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University. Mr. Kapoor is a Chartered Financial Analyst.

Effective immediately, the following replaces the first and second sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy International Core Equity Fund” section on page 232:

John C. Maxwell and Catherine Murray are primarily responsible for the day-to-day portfolio management of Ivy International Core Equity Fund. Mr. Maxwell has held his Fund responsibilities for Ivy International Core Equity Fund since February 2006.

Effective immediately, the following is inserted as a new paragraph immediately following the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy International Core Equity Fund” section on page 232:

Ms. Murray has held her Fund responsibilities for Ivy International Core Equity Fund since January 2017. She is Vice President of IICO and Vice President of the Trust. Ms. Murray joined Waddell & Reed in 2011 and has served as assistant portfolio manager for other investment companies managed by IICO since 2014. She earned a BA in French and Business Administration (Accounting) from the College of St. Catherine in St. Paul, Minnesota, and holds an MBA with a major in Finance from the Wharton School, University of Pennsylvania.

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